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                                                                   EXHIBIT 99.0





                                  THE TIMBERS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



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                          Independent Auditors' Report




To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Timbers for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Timbers for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.


Dallas, Texas
April 8, 1997





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                                  THE TIMBERS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



REVENUES
     Net rental revenues                                                                   $     812,811
     Other revenues                                                                               37,042
                                                                                            ------------

                 Total revenues                                                                  849,853

OPERATING EXPENSES
     Repairs and maintenance                                                                     138,839
     Salaries and benefits                                                                       137,898
     Property taxes                                                                              101,829
     Utilities                                                                                    75,597
     Insurance                                                                                    29,791
                                                                                            ------------

                 Total direct operating expenses                                                 483,954
                                                                                            ------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                            $     365,899
                                                                                            ============





        The accompanying notes are an integral part of this statement.





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                                  THE TIMBERS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1996

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Timbers is a 180-unit apartment complex, located in Houston, Texas. During 1996, the property was owned by Lost Timbers Limited Partnership

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consist of the following;

             NSF/Late fees                                                       $    22,513
             Forfeited deposits                                                        8,982
             Application fees                                                          4,425
             Miscellaneous                                                             1,122
                                                                                 -----------

                                                                                 $    37,042
                                                                                 ===========

NOTE 4:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgage and Equity Trust, a California business trust, on January 17, 1997.





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